Exhibit 99.1

Investor Meetings September 21- 23, 2010

 Notice Regarding Forward-Looking Statements Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond our control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, natural gas, oil, and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; performance of our suppliers and other counterparties; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels and regulations, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development and operation of Regional Transmission Organizations (RTOs), including PJM Interconnection, L.L.C. (PJM) to which DPL’s operating subsidiary The Dayton Power and Light Company (DP&L) has given control of its transmission functions; changes in our purchasing processes, pricing, delays, employee, contractor, and supplier performance and availability; significant delays associated with large construction projects; growth in our service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions, including impacts the current financial crisis may have on our business and financial conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based. Investor Relations Contact Craig Jackson Vice President and Assistant Treasurer 937.259.7220 craig.jackson@dplinc.com 1

DPL Participants 2 Paul Barbas – President and CEO Fred Boyle – Senior Vice President, CFO and Treasurer Craig Jackson – Vice President and Assistant Treasurer

Key Highlights Solid earnings growth Diluted earnings per share (EPS) from continuing operations: Steady dividend growth Dividend increased five consecutive years Rate has increased from $0.96 per share in 2005 to current rate of $1.21 per share Strong liquidity position Major environmental projects have been completed Capital expenditures estimated to be $610 million from 2010 – 2012(2) $420 million available through short-term credit facilities Total Debt / Total Capitalization = 53% at June 30, 2010 2006A 2007A 2008A 2009A 2010E(1) EPS $1.03 $1.80 $2.12 $2.01 $2.45 3 Notes: (1) Represents the midpoint from DPL’s current 2010 earnings guidance of $2.35 - $2.55 per share (2) Excludes capital related to the AMI/Smart Grid filing.

Key Highlights Strong Capital Structure Reduced long-term debt by $227 million in 2009 and $550 million in the last three years Reduced outstanding warrants from 19.6 million to 1.8 million in 2009 Received credit upgrades from all major rating agencies in 2009 DPL DP&L Outlook Effective Fitch A- AA- Stable Nov. 2009 Moody’s Baa1 Aa3 Stable Jun. 2010 S&P BBB+ A Stable Apr. 2010 Note: Credit ratings relate to DPL’s Senior Unsecured debt and DP&L’s Senior Secured debt. 4

Company Overview

A reliable, efficient, profitable and well-regarded investor-owned regional utility DPL Inc. Overview DPL Inc. The Dayton Power and Light Company DPL Energy, LLC DPL Energy Resources, Inc. MVIC Regulated and vertically integrated electric utility Provides approximately 98% of total consolidated revenue and 95% of total assets Owner and operator of peaking generation facilities Competitive retail energy marketer Serves commercial and industrial customers Captive insurance company Provides insurance services to DPL and its subsidiaries Principal Subsidiaries 6

Integrated Wholesale Operations Board of Directors CEO, President Operates wires business Focused on operational performance Reliability Customer satisfaction Cost per customer Safety Long-term asset performance Customer Conservation and Energy Management Program Operates coal & peaking units 2,827 MW coal 967 MW peakers Focused on operational performance Equivalent availability Heat rate EFOR Capital expenditures Safety Long-term asset performance Operates commodity risk management Serves POLR load Markets/bids supply Optimizes coal, natural gas, oil and power Manages emission allowances RTO market activities Retail marketing Renewable planning Corporate functions Accounting Treasury Legal Regulatory Investor Relations Communications Human Resources Purchasing Environmental Information Technology Corporate Development T&D Operations Generation Commercial Operations Corporate Functions Functionally Organized 7

Service Area / Impact of Retail and Economic Environments

Service territory encompasses 24 counties, within 6,000 square miles, in West Central Ohio Population of 1.3 million Loyal and diverse customer base Over 500,000 retail customers Expanding military presence at Wright Patterson Air Force Base Attractive local universities provide source of well-educated employees Service Area 9

Ohio law requires utilities to join a regional transmission organization Transmission operated by PJM Member of PJM and MISO RTOs PJM MISO Regional Transmission Organizations 10

Total Customers As of June 2010: 514,483 YTD June 2010 Retail Revenue $697.3 million Principal Industries Defense Food Processing Paper / Plastic Manufacturing Healthcare Automotive Diversified Retail Market Customer Base Residential Government Commercial Industrial Education YTD June 2010 Retail Sales 6,994 gWh 11

12 Weather Adjusted Retail Sales Q2 2009 – Q2 2010 (Quarterly % Variance) Weather had an approximately 2% impact on retail sales volume for the second quarter 2010 due to a 23% increase in cooling degree days. The Dayton region is beginning to show signs of economic recovery. Improving Retail Sales Trends Actual Retail Sales Q2 2009 – Q2 2010 (Quarterly % Variance)

13 Weather Adjusted Retail Sales YTD June 2009 vs. 2010 (% Variance) Industrial sales growth attributable to multiple sectors, including automotive, plastics, paper and food. Anticipate full year 2010 weather normalized sales to be 2% higher compared to 2009. Year to Date Retail Sales Actual Retail Sales YTD June 2009 vs. 2010 (% Variance)

DPL’s Competitive Retail Environment 14 DPL Energy Resources (DPLER) has retained approximately 96% of switched retail load. Annualized Estimate % as of 9/1/2010 Retail Load supplied by DP&L 62.0% CRES Share of DP&L Load DPLER Share of DP&L Load 36.5% 3rd Party Share of DP&L Load 1.5% CRES Provided Load 38.0% Total Retail Load 100.0%

Regulatory Update

Rate certainty Electric Security Plan (ESP) provides rate certainty through the end of 2012 Transmission cost recovery and capacity riders approved in 2009 Cost recovery in place for fuel, energy efficiency, alternative energy and economic development Other filings AMI / Smart Grid filing Filed Resource Plan with the PUCO in April 2010 Complying with renewable and solar requirements under Ohio SB 221 Requirements to be met primarily through the purchase of RECs Constructed a 1.1 MW solar array near Yankee substation 16 Note: Half of the renewable and solar requirements must come from within the state of Ohio Regulatory Update 2009 2010 2015 2020 2025 Renewable Targets (%) 0.246% 0.490% 3.350% 8.160% 12.000% Solar Targets (%) 0.004% 0.010% 0.150% 0.340% 0.500% Advanced Energy(%) 0.000% 0.000% 0.000% 0.000% 12.500%

Generation Overview

Generation Overview Natural Gas Peaking Units Coal Fired Generating Plants Portfolio totals 3,794 MWs of generating capacity Coal: 2,827 MW Other: 967 MW 99% of DPL’s energy is produced with coal Co-ownership of generation assets: Over 65% of generating capacity is owned in combination with other utilities Diversifies operational risk DP&L operates and purchases coal for 2 of 7 plants in which we have co-ownership. (Approximately 50% of total coal consumed at these plants) DP&L operates and purchases coal for Hutchings, a wholly-owned plant 18

Environmental Capex Program Completed Environmental construction program completed on majority of base load coal units Installation of the scrubbers provides coal blending capabilities. Provides opportunities to optimize fuel position ESP permits DP&L to seek recovery of future costs associated with climate change, carbon legislation, and/or other environmental regulations 19 DP&L Operated Partner Operated Hutchings (1) Killen Stuart Conesville Beckjord Miami Fort East Bend Zimmer DPL Ownership (MW) 365 402 808 126 207 368 186 365 SCR FGD (Scrubbers) (1) Hutchings is wholly owned by DP&L. Completed

Appendix

Notes: Does not include OVEC generation, with approximately 110 MW treated as Purchased Power Does not include Yankee solar (1MW) or Mound solar (60 KW) 1 Generation Portfolio 21 Plant Location Fuel Total Capacity (MW) Net Capacity (MW) Co - Owners Operator COD Hutchings Miamisburg, Ohio Coal 365 365 — DP&L 1948 – 1953 Hutchings CT Miamisburg, Ohio Gas 23 23 — DP&L 1968 Killen Wrightsville, Ohio Coal 600 402 Duke DP&L 1982 Killen C T Wrightsville, Ohio Oil 18 12 Duke DP&L 1982 Stuart Aberdeen, Ohio Coal 2,308 808 AEP, Duke DP&L 1970 – 1974 Stuart IC Aberdeen, Ohio Oil 10 3 AEP, Duke DP&L 1969 Conesville Unit 4 Conesville, Ohio Coal 765 126 AEP, Duke AEP 1973 Beckjord Unit 6 New Richmond, Ohio Coal 414 207 AEP, Duke Duke 1969 Miami Fort Units 7 & 8 North Bend, Ohio Coal 1,020 368 Duke Duke 1975 – 1978 East Bend Unit 2 Rabbit Hash, Kentucky Coal 600 186 Duke Duke 1981 Zimmer Moscow, Ohio Coal 1,300 365 AEP, Duke Duke 1991 Yankee Street CT Centerville, Ohio Gas 94 94 — DP&L 1969 Monument IC Dayton, Ohio Oil 12 12 — DP&L 1968 Tait Diesels IC Dayton, Ohio Oil 10 10 — DP&L 1967 Sidney IC Sidney, Ohio Oil 12 12 — DP&L 1968 Tait Units 1 – 3 Dayton, Ohio Gas 256 256 — DP&L 1995 – 1998 Montpelier Units 1 – 4 Montpelier, Indiana Gas 238 238 — DPLE 2001 Tait Units 4 – 7 Dayton, Ohio Gas 307 307 — DPLE 2002 Total 8,352 3,794

Long-Term Debt 22 At June 30, 2010 Amount Interest Rate Maturity DPL Inc. ($mm) % Senior Notes 297.4 6.875 2011 Senior Notes 142.6 8.125 2031 Unamortized debt discount (0.1) Total Parent Debt (1) 439.9 7.280 DP&L First Mortgage Bonds 470.0 5.125 2013 Pollution Control Series (2028) 35.3 4.700 2028 Pollution Control Series (2034) 179.1 4.800 2034 Pollution Control Series (2036) 100.0 4.800 2036 Pollution Control Series (2040) 100.0 variable 2040 Capital Leases and Other 0.2 Unamortized debt discount (0.6) Total DP&L Debt (1) 884.0 4.990 Total DPL Inc. Debt (1) 1,323.9 5.813 Notes: (1) Weighted average interest rates for total DP&L Debt and Total DPL Inc. Debt exclude the Pollution Control Series (2040) which has a variable rate.

DP&L currently has two revolving credit facilities totaling $420 million There are no outstanding borrowings under the credit facilities Revolving Credit Facilities 23 Facility 1 Facility 2 Size $220 mm $200 mm Accordion feature $50 mm $50 mm Tenor 5 year 3 year Letter of credit sub limit $50 mm $50 mm Expiration Nov. 2011 Apr. 2013 Maximum total debt to total capitalization ratio =< 65% =< 65% (Excludes Revolvers)